Exhibit 32.2

HEDGEPATH PHARMACEUTICALS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HedgePath Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Garrison J. Hasara, Chief Financial Officer, Treasurer, Chief Compliance Officer, and Secretary of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Garrison J. Hasara
Garrison J. Hasara
Chief Financial Officer, Treasurer, Chief Compliance Officer, and Secretary
May 1, 2018